Exhibit 10.6

BCTG ACQUISITION CORP.

11682 El Camino Real, Suite 320

San Diego, CA 92130

September 2, 2020

Boxer Capital, LLC
11682 El Camino Real, Suite 320

San Diego, CA 92130

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of BCTG Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Boxer Capital, LLC (“Boxer Capital”) shall make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 11682 El Camino Real, Suite 320, San Diego, CA 92130 (or any successor location). In exchange therefore, the Company shall pay Boxer Capital a sum not to exceed $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Boxer Capital hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

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Very truly yours,

BCTG ACQUISITION CORP.

By:	/s/ Aaron I. Davis
Name:	Aaron I. Davis
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

BOXER CAPITAL, LLC

By:	/s/ Andrew Ellis
Name:	Andrew Ellis
Title:	Manager